HYDROMER, INC.
                             35 INDUSTRIAL PARKWAY

                           BRANCHBURG, NJ 08876-3424

                 NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 2010
================================================================================


The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Wednesday, December 1, 2010, at 35 Industrial Parkway, Branchburg, New Jersey at 10 a.m., for the following purpose, as more fully described in the accompanying Proxy Statement:

      1.    To elect eight directors of the Company for the ensuing year.
      2. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent public accountants for fiscal 2010/2011.
      3. Transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on September 14, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.

                                              By Order of the Board of Directors

                                                  By: /s/Robert J. Moravsik
                                                  -------------------------
                                                  Robert J. Moravsik, Secretary
                                                  Branchburg, New Jersey
                                                  September 24, 2010

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE
      IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF PROXY CARD IS MAILED IN THE UNITED STATES.

NOTICE OF AVAILABILITY:
-----------------------
    COPIES OF THIS PROXY BOOKLET, FINANCIAL FILINGS AND ANNUAL REPORT CAN BE FOUND AT: WWW.HYDROMER.COM/SEC

                               TABLE OF CONTENTS

Questions And Answers......................................................... 3

Proxy Statement............................................................... 5

I.     ELECTION OF DIRECTORS (Proposal I)..................................... 5
       Name of Nominee and Certain Biographical Information................... 5
       Directors' Stock Holdings.............................................. 6
       Nominating Committee................................................... 7
       Board Governance....................................................... 7
       Compensation Discussion, Analysis and Risk............................. 7
       Meetings and Director's Compensation................................... 7
       Audit Committee........................................................ 7
       Audit Committee Report................................................. 8
       Corporate Policy on Business Practices................................. 8
       Code of Ethics for the CEO and CFO..................................... 8
       Shareholder Communications............................................. 8
       Executive Officers..................................................... 8
       Executive Compensation/Risk Profile.................................... 9
       Stock Options......................................................... 10
       Stock Option Information Table........................................ 10
       Certain Arrangements with Directors and Executive Officers............ 10
       Information Concerning Certain Shareholders........................... 11
       Other Information Concerning Directors, Officers and Shareholders..... 11

II.    RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
       (Proposal II)......................................................... 11

III.   Other Matters......................................................... 11

IV.    Miscellaneous......................................................... 12

V.     Exchange Act Compliance............................................... 12

VI.    Shareholder Nominations/Proposals..................................... 12

VII.   Internet Web Site..................................................... 12

                                 HYDROMER, INC.
                             35 INDUSTRIAL PARKWAY

                              BRANCHBURG, NJ 08876

QUESTIONS AND ANSWERS
ABOUT HYDROMER'S ANNUAL MEETING AND VOTING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING? At the annual meeting, the shareholders will elect eight directors; ratify the Company's choice of independent public accountants and act upon anything else that properly comes before the meeting. In addition, the management will give a report on the Company's performance during the fiscal year ending June 30, 2010.

WHY DID I RECEIVE THIS PROXY STATEMENT? We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the Annual Meeting of Shareholders on December 1, 2010, at 10:00 a.m. (ESDT), at 35 Industrial Parkway, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to shareholders on or about September 24, 2010.

WHO CAN VOTE?
You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 14, 2010. Each share of Hydromer common stock that you own, entitles you to one vote.

WHO CAN ATTEND THE MEETING?
Only shareholders of record on the close of business on the record date, or their duly appointed proxies, may attend the meeting. Registration begins at 9:30 a.m.

HOW MANY SHARES OF VOTING STOCK ARE OUTSTANDING? On the record date, there were 4,772,318 shares of Hydromer common stock outstanding entitled to vote. Hydromer common stock is our only class of voting stock.

WHAT CONSTITUTES A QUORUM?
A quorum is a majority of the outstanding shares entitled to vote, which are present or represented by proxy at the meeting i.e. 2,386,160 shares. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular type of proposal) are also included in determining the presence of a quorum.

WHAT AM I VOTING ON?
      1. The  election  of eight individuals to serve on our Board of Directors:
         Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert H. Bea, Dr. Maxwell Borow, Dr. Frederick L. Perl, Michael F. Ryan, Ph.D. and George
         A. Ziets.

      2. The ratification of the selection of Rosenberg Rich Baker Berman & Company as our independent public accountants for the fiscal year beginning July 1, 2010.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS? The Board of Directors recommends a vote FOR each of the Board's nominees and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent public accountants for fiscal 2010/2011.

HOW DO I VOTE?
To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided with this proxy statement.

To vote in person, you may attend the meeting and cast your vote in person.

MAY I REVOKE MY PROXY?
You may revoke your proxy at any time before it is voted in either of the following ways:

      1. You may submit another proxy card with a later date.

      2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

IF I PLAN TO ATTEND THE MEETING, SHOULD I STILL VOTE BY PROXY? Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

HOW WILL MY PROXY BE VOTED?
If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU HOLD SHARES IN "STREET NAME" WE URGE YOU TO INSTRUCT YOUR BROKER ON HOW TO VOTE YOUR SHARES, AS SHARES HELD IN "STREET NAME" CANNOT BE
VOTED DIRECTLY BY A SHAREHOLDER. If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:

     o   "FOR" the election of all nominees for Director, PROPOSAL I
     o "FOR" ratification of the selection of independent public accountants for 2010/2011, PROPOSAL II

WHAT VOTE IS REQUIRED TO APPROVE PROPOSALS? Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate, "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome. The ratification of independent public accountants requires a majority of the votes cast.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED? Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters at their discretion.

ARE COPIES OF THIS PROXY BOOKLET AND ANNUAL REPORT AVAILABLE ON THE INTERNET? Yes, at www.hydromer.com/sec , however you must vote directly by paper ballot (OR BY INSTRUCTING YOUR BROKER HOW TO VOTE IF YOUR SHARES ARE HELD IN "STREET NAME").

                                PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 24, 2010 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC., for use at the Annual Meeting of Shareholders to be held at the Company's executive office at 35 Industrial Parkway, Branchburg, New Jersey 08876-3424 at 10 a.m., on December 1, 2010 and at any adjournment thereof, for the purposes set forth in this Notice.

At the close of business on September 14, 2010, the record date stated in the accompanying Notice, the Company had 4,772,318 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting plus the Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 14, 2010, Manfred F. Dyck, Chairman of the Board, a Director, CEO and President of the Company, beneficially owned approximately 33.9% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a Director of the Company, beneficially owned 4.5% of the outstanding Common Stock. In addition, Mr. Dieter Heinemann, a Director of the Company, owned 17.1% of the outstanding Common Stock of the Company. Such ownership, totaling 55.5%, enables these three shareholders to control the outcome of any election or proposal regarding the Company's affairs.

I. ELECTION OF DIRECTORS (PROPOSAL I)

Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, the proxy holders reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. They furnished such information to the Company.

NAME OF NOMINEE AND CERTAIN BIOGRAPHICAL INFORMATION MANFRED F. DYCK, age 75; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since August of 1989; Director of Biosearch Medical Products Inc., from 1975 until 2000 when it was acquired by the Company; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife. Mr. Dyck as founder of the Company and a chemical engineer is qualified to serve in the capacity of Director. He has not served as a director of another public company during the past five years.

URSULA M. DYCK, age 76; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband. Mrs. Dyck served as Director and Vice President of Sales of Biosearch Medical Products from 1991 to 1996. Her experience in the medical device marketing serves the Company in obtaining and selling new products, which are used on the medical devices of the Company's clients. She has not served as a director of another public company during the past five years.

DIETER HEINEMANN, age 72; Specialist, Frankfurt [Germany] Stock Exchange until October 31, 2003. Director of the Company since 1991. With over 30 year of experience in the financial market place Director Heinemann is eminently qualified to render financial advice to the Company. He has not served as a director of another public company during the past five years.

MAXWELL BOROW, M.D., age 84; Medical Doctor, retired; Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994; Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990. Dr. Borow gives the Company guidance in medical coatings that could be used in vascular applications. He has not served as a director of another public company during the past five years.

ROBERT H. BEA, age 57; Former Corporate Vice President, Regulatory and Quality Assurance, Siemens Medical Solutions USA, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc., from 1992-1994. He previously worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996. Mr. Bea possesses over 20 years in directing the quality aspects of larger corporations and his guidance in improving the quality of the Company's products is much welcomed. He has not served as a director of another public company during the past five years.

FREDERICK L. PERL, M.D., age 82, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff since 1994; Director of Biosearch Medical Products from December 1996 until February 2000 when appointed to the Board of the Company. Dr. Perl as a gynecologist has contributed ideas to the management of the Company in areas concerning contraceptive hydrogel delivery mechanisms. Did not served as a director of another public company in the past five years.

MICHAEL F. RYAN, Ph.D., age 67; President e-Clinical Mentor since 2000 and Consultant for Medical/Marketing Decisions since 2000; Vice-President Internal Medicine, Quintiles Americas 1997-1999. Member of the Company's Board of Directors since August 2003. Dr. Ryan's experience in marketing and new product introductions has given more direction to the Company's management. He has not served as a director of another public company during the past five years.

GEORGE A. ZIETS, age 64; Vice President of R&D/Product Development, HK Insights from 2002 to present. Previously Executive Director of Johnson and Johnson from 1983-1990; Vice President of Research and Development at Maybelline from
1990-1996; Executive Vice President, Bath and Body Works from 1996-2002. Appointed to the Board August 2009 and then elected in November 2009. With over 15 year experience in the area of cosmetic products, Mr. Ziets can have a positive effect on the Company's penetration into cosmetically based products. He has not served as a director of another public company during the past five years.


DIRECTORS' STOCK HOLDINGS:
                                           Stock Owned (1)
      NAME                                 On Record Date                %
      ----                                 --------------                -

      MANFRED F. DYCK                       1,618,376 (2)               33.9%
      URSULA M. DYCK                          215,205 (3)                4.5%
      DIETER HEINEMANN                        814,000 (4)               17.1%
      MAXWELL BOROW, M.D.                      35,000 (5)           Less than 1%
      ROBERT H. BEA                            10,000 (6)           Less than 1%
      FREDERICK L. PERL, M.D.                  10,000 (7)           Less than 1%
      MICHAEL F. RYAN, Ph.D.                     - 0 - (8)               -
      GEORGE A. ZIETS,                           - 0 -


(1) As of September 14, 2010, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 113,126 shares held with sole voting investment power by Mr. Dyck's children or shares held by Ursula M. Dyck, his wife, as to which Mr. Dyck disclaims beneficial ownership. Excludes 21,000 options held by Mr. Dyck.

(3) Does not include 113,126 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 60,000 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 8,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 24,000 options held by Mr. Heinemann.

(5)   Excludes 14,000 options held by Dr. Borow.

(6)   Excludes 14,000 options held by Mr. Bea.

(7)   Excludes 14,000 options held by Dr. Perl.

(8)   Excludes 16,000 options held by Dr. Ryan.

NOMINATING COMMITTEE
The Company does not have a Nominating Committee as the Company's Board of Directors is of the opinion that its current practice of networking to seek out potential candidates results in Board of Director candidates who have the scientific or business background that can adequately represent the interests of the shareholders. All Directors have been re-nominated to stand for election. All candidates have accepted the nomination.

BOARD GOVERNANCE
The bylaws of the Company consider the Board Chairman to be the Chief Executive Officer. That provision of the bylaws has been in effect under New Jersey state law since the inception of the Company in 1980. The Company is of the opinion that no change to the bylaws in these areas would have any positive effect on the Company and in fact would increase the costs with no benefit. The Company does not have a lead independent director, as the majority of the Board members are independent directors.

COMPENSATION DISCUSSION, ANALYSIS AND RISK
The Company does not have a Compensation Committee. Since the majority of the Board is composed of independent directors (six of eight), the Company is of the opinion that the full Board can perform this function. The salary of the President and C.E.O. is reviewed each year by the full Board and the President approves the salary of each officer. (see Compensation of Executive Officers). The Company maintains a 401K Retirement Plan, which is open to all full time employees. No stock of the Company is maintained in this plan. The Company is of the opinion that the salaries and other compensation of its employees accurately reflect the market requirement to attract and retain talented individuals and such compensation is not related to any risk or risk profiles that the Company may experience.

MEETINGS AND DIRECTOR'S COMPENSATION
During the past fiscal year, the Board of Directors of the Company met three times. All Directors attended at least 75% of the meetings, except Mrs. Dyck who attended one meeting.

The compensation for attendance at regular/special meetings either in person or on a video link is $1,000 per meeting. Attendance via telephone is $200/meeting. The compensation for operational meetings is $500/meeting.

In addition, Directors are awarded stock options pursuant to the Stock Option Plan approved on January 22, 1998, as amended (see Stock Options). Directors who waive their stock options are given $300 for every 2,000 stock options waived. This avoids the Company of having to take an expense for the options at market value under current accounting rules. For the 2009/2010-year, all Directors waived the awarding of their stock options. No director received compensation in excess of $900 for these waivers.

The highest monetary compensation paid to any director in fiscal 2009/2010 was $3,900. (3 meetings at $1,000 per meeting plus $900 for waiving 6,000 options)

AUDIT COMMITTEE
On November 18, 2009 the Board appointed the membership of the audit committee consisting of only outside directors: Robert Bea (Chairman), Dr. Frederick Perl, Dr. Maxwell Borow and Dr. Michael F. Ryan. None of these members are "financial experts" as the Company is of the opinion that the financial aspects of the Company are not complex and are within the scope of the collective experience of the Audit Committee. In the event any financially complex issues arise, the Audit Committee is empowered by its charter to retain or hire such independent expertise, as it deems necessary. The Audit Committee Charter is posted on the Company's web site at http://www.hydromer.com/company.html. The Audit committee met once. It issued the following report:

AUDIT COMMITTEE REPORT
The following is the audit committee's report submitted to the Board of Directors for the year ended June 30, 2010.

      The Audit Committee of the Board of Directors has:

      a. Reviewed the Audit Committee charter and ascertained the current text is not in need of amendment,

      b. reviewed the Company's Policy on Business Practices and found them to accurately reflect the policies of the Board of Directors,

      c. reviewed the Code of Ethics for the CEO and CFO and found them acceptable and not in need of revision,

      d.    reviewed   and  discussed  the  assessment  of  the  report  on  the
            effectiveness   of   the   financial  control  system  submitted  by
            management,

      e. reviewed and discussed the Company's audited financial statements for the year ended June 30, 2010 with the Company's management,

      f. discussed with Rosenberg Rich Baker Berman & Company ("RRBB"), the Company's independent accountants, the materials required to be discussed by the Auditor's Communication With Those Charged With Governance (AU Section 380),

      g. reviewed the written disclosures and the letter from RRBB required by Ethics and Independence Rule 3526, and has discussed with RRBB its independence.

      Based on the foregoing review and discussion, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2010.

                                               THE AUDIT COMMITTEE
                                        Robert H. Bea, Frederick L. Perl,
                                         Maxwell Borow, Michael F. Ryan

CORPORATE POLICY ON BUSINESS PRACTICES On June 22, 2000 the Board adopted a set of policies applicable to Directors, Officers and employees of the Company covering subjects: 1. Loyalty to Corporation; 2. Conflict of Interest; 3. Anti-Trust Compliance; 4. Inside Information and Trading in Company's Securities; 5. Prohibition on Political Contributions; 6. Equal Opportunity
Employment; 7. Environmental Health and 8. Legal Compliance. This policy is reviewed yearly by the Audit Committee. The present Policy, as revised, is posted on the Company's web site at http://www.hydromer.com/company.html . The Company conducts training sessions for all management and supervisory personnel on topics related to these business practices. New management or supervisory employees attend a course on corporate ethics.

CODE OF ETHICS FOR THE CEO AND CFO On May 12, 2004 the Company adopted a code of ethics for the CEO and CFO. This Code is posted on the Company's web site at http://www.hydromer.com/company.html . This Code indicates the procedure to use to report a violation of this Code. No such reports were received during the 2009/2010 fiscal year.

SHAREHOLDER COMMUNICATIONS
The Company has a past practice of bringing all reasonable communications from shareholders to the attention of the Directors at regular Board meetings, which are usually held four times per year. The volume of such communications has been minimal. Address all communications via mail to: Corporate Secretary, Hydromer, Inc. 35 Industrial Parkway, Branchburg, NJ 08876.

EXECUTIVE OFFICERS
MANFRED F. DYCK, Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. from 1975 to 2000 (when Biosearch became a wholly owned subsidiary). He holds a B.S. in Chemical Engineering.

ROBERT J. MORAVSIK, JD Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to this he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court. He holds a B.S. in Aerospace Engineering, an M.S. in Computer Science and a Doctorate in Law.

ROBERT Y. LEE, CPA, MBA, Vice President of Finance, Chief Financial Officer and Treasurer since June 1, 2001. He earned a MBA in Finance and International Business, and a Bachelors of Science in Accounting and Information Systems, both from New York University's Stern School of Business. His professional experience includes tenure with the New York office of Coopers and Lybrand (currently Price-Waterhouse Coopers) in their Emerging Business Group, the Bristol Myers Squibb Internal Auditing group, ASARCO's Southern Peru Copper Corporation, now Southern Copper Corporation part of Grupo Mexico, and Citigroup.

MARTIN C. DYCK has been Vice President of Operations of the Company since February 2000 and Executive Vice President since June 2001. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc. since 1998. Prior to that he served as Vice President of Operations. Martin
C. Dyck is the son of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck. He holds a B.S. in Finance with a minor in Mechanical Engineering.

RAINER GRUENING, PH.D. has been a Vice President since June 2001. Prior to this he held the position of Manager of Regulatory Affairs in AM Cosmetics. Dr.
Gruening has his Ph.D. in Chemistry from the University of Marburg in Germany. He is listed as an inventor on 17 patents and has authored or co-authored 35 publications on the synthesis and formulations of anti-microbial polymeric coatings, cosmetics, adhesives and marine anti-fouling products. He holds the position of Vice President of Intellectual Property since 2006 and VP, T-HEXX International Sales since 2010.

JOHN KONAR, Vice President of Quality Assurance since February 2004 and Director of Human Resources since 1996 (with Biosearch Medical Products, Inc. before its acquisition by the Company in 2000, and with both companies thereafter). Since joining Biosearch in 1986, Mr. Konar was Director of Sales from 1996 until 2000, Director of QA from 1998 to 2004, until promoted to VP of QA, and Director of Manufacturing of Biosearch from 2000-2001.

EXECUTIVE COMPENSATION/RISK PROFILE
The following table sets forth information concerning cash compensation paid or accrued, by the Company during the fiscal years ended June 30, 2010 to the CEO and for each of the two highest paid executive officers of the Company.


                                                        SUMMARY COMPENSATION TABLE
                                                                   Option               Nonqual
            Name and                            Bonus    Stock     Awards   Non-Equity  Deferred     All Other
            principal                 Salary    ($)      Awards    ($)      Inc Plan    Comp.        Comp. ($)
            position           Year   ($)       (a)      ($)       (b)      Comp ($)    Earnings ($) (c)       Total ($)
            --------           ----   --------  -------- ------    ------   --------    ------------ --------- ---------

            Manfred F. Dyck,   2010   $269,100      0      0         0        0           0            $ 8,990 $ 278,090
            CEO/President      2009   $269,100      0      0         0        0           0            $11,200 $ 280,300

            Martin C. Dyck     2010   $162,000  $101,500   0         0        0           0            $ 5,000 $ 268,500
            Executive          2009   $162,000  $ 60,000   0         0        0           0            $ 5,000 $ 227,000
            Vice President

            Robert Y. Lee,
            Vice  President /  2010   $147,000      0      0         0        0           0            $ 5,000 $ 152,000
            CFO                2009   $147,000  $ 25,000   0         0        0           0            $ 5,000 $ 177,000

The Company does not base any compensation policies on any risk or risk profiles. Compensation is based on conditions in the employment market and set at levels to hire and retain competent executive and non-executive employees.

Notes:

(a)   A   bonus   to  compensate  for  past  salary  reductions,  wage  freezes, performance and sale of product line.

(b) Option awards for "active director" were waived for a payment of $300 for each 2000 options waived. Such payments are included in (c) All Other Comp.

(c) Amount of Automobile Allowance, which was earned and accrued in the year shown. In the case of Mr. Manfred F. Dyck, it also includes Director's fees and option waiver payments.

The aggregate value of restricted shares of the Company held by Manfred F. Dyck individually and in trust, as of June 30, 2010 was approximately $1,602,192 (based on a market price of $0.99).

STOCK OPTIONS
On January 22, 1998 the Board of Directors approved an option plan for Directors of the Company who attend all the Board meetings, 5,000 options at a strike price of September 1, 1998 and for each subsequent year on the record date. On February 22, 2000 the option plan was amended to grant each director 2,000 options for each meeting attended with a strike price at market rate, defined as the prior 5 day-weighted high/low average, set just prior to the annual meeting date. The options are dated on the date of grant. Beginning in 2007, in lieu of being awarded stock options, the Directors have received $300 for each 2,000 options waived. All directors have waived the options hence no options have been issued in fiscal 2009/2010 pursuant to this plan.

On November 14, 2007 the shareholders approved Employee Stock Option Plan 2007-1 in which, provided that upon the advice of the CEO and approval of ALL outside Directors, employees may be awarded options at the 5-day previous weighted average price. The options are for a term of 5 years, 1/3 vest at the end of each of the succeeding 3 years after grant. No options have been awarded under this plan in the 2009/2010 fiscal year.

STOCK OPTION INFORMATION TABLE
Total Options (1 option is for 1 share of Common Stock)

         Exercisable on September 14, 2010..........................     127,000
         Weighted Exercise Price....................................       $1.28
         Unvested Options ..........................................           0
         Total Number of Shares Reserved for
                 All Options actually issued........................     127,000

CERTAIN ARRANGEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS
In mid-August of 2007 two directors purchased shares of the Company in a private placement in an attempt to raise $200,000. Director Heinemann purchased 20,000 shares at $2.00/share and was granted 10,000, 5 year options to purchase restricted stock at $3.00/share. Director Manfred F. Dyck purchased 10,000 shares at $2.00/share and was granted 5,000 options to purchase restricted stock at $3.00/share. The market price varied between $1.50 to $2.05 during mid-August 2007. The Company recorded the consideration from the two Directors as an increase to Common Stock. No other shares were purchased.

There are no loans, credit arrangements or other similar arrangements with Directors or Officers of the Company.

The daughter of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck is employed by the Company as a Product Manager.

INFORMATION CONCERNING CERTAIN SHAREHOLDERS
The  shareholders  (including  any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 14, 2010, and all Directors and Officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table.
                                           Shares of Common
                                             Stock Owned
         Name and Address                  Beneficially (1)    Percent of Class
         ----------------                  -----------------   ----------------

         Manfred F. Dyck                    1,618,376 (2)(3)         33.9%
         255 Holland Road
         Far Hills, NJ 07931

         Dieter Heinemann                     814,000 (4)            17.1%
         Goldbergweg 6460599
         Frankfurt AM
         Federal Republic of Germany

         All Directors and Officers         2,732,703 (2)(4)(5)      57.3%
         As a group (13 persons)

Notes:

(1) As of September 14, 2010, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 113,126 shares held with sole voting and investment power by Mr. Dyck's children, as to which Mr. Dyck disclaims beneficial ownership. Excludes 21,000 options held by Mr. Dyck.

(3) Does not include 215,205 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 8,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 24,000 options held by Mr. Heinemann.

(5)   Excludes a total of 127,000 options held by directors

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND SHAREHOLDERS There is no other information regarding Directors, Officers and Shareholders.

II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL II) Subject to ratification by the shareholders, the Board of Directors has selected the firm of Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent public accountants for the fiscal 2010/2011 year. Payments to RRBB for the previous fiscal years ended June 30, 2010 and June 30, 2009 were $36,660 and $32,500, respectively, all for audit fees. There were no other payments for other services such as audit related fees, tax fees or other.

Representatives of RRBB are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will also be available to respond to appropriate questions from shareholders.

III. OTHER MATTERS
The Board of Directors of the Company does not know of any other matters, which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

IV. MISCELLANEOUS
If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Meeting. If no directions are indicated in such Proxy, the shares represented thereby will be voted in the election of Directors in favor of the nominees proposed by the Board of Directors and in favor of ratification of the independent public accountants, THEREFORE IT IS IMPORTANT TO PROVIDE YOUR BROKER WITH VOTING INSTRUCTIONS.

The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy. A form for revoking your proxy will be available at the meeting. Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for Director or the ratification of independent public accountants, has received a plurality of the votes cast. All costs relating to the solicitation of Proxies will be borne by the Company. It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark
(vote), sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.

V. EXCHANGE ACT COMPLIANCE
Section 16(a) of the Securities Exchange Act requires that certain of the Company's Officers, Directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange
Commission. Officers, Directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's Officers and Directors regarding compliance with the filing requirements, the Company believes that in Fiscal 2009/2010, all filing requirements applicable to its Officers, Directors and ten percent shareholders were complied with in a timely manner.

VI. SHAREHOLDER NOMINATIONS/PROPOSALS
The Company must receive shareholder proposals intended to be presented at the 2011 Annual Meeting of Shareholders of the Company by May 15, 2011 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

VII. INTERNET WEB SITE
The Company maintains a WEB site on the Internet with an address of http://www.hydromer.com, which describes the products and services sold by the Company and contains product brochures, which can be downloaded. The web site contains links to the Financial Statements, Proxy Booklet, Company's Policy on Business Conduct, the Audit Committee Charter, and the Code of Ethics for the CEO and CFO, which any person can use to obtain these documents and other documents filed with the Securities and Exchange Commission. Also provided, are links to various financial services sites, which post the current stock price and current press releases. Shareholders are invited to browse this information.

PLEASE MARK VOTES                REVOCABLE PROXY
AS IN THIS EXAMPLE                HYDROMER, INC.
                                                                 With    For All
                                                          For    hold    Except

                                             1. Election of Manfred F Dyck;
      PROXY SOLICITED ON BEHALF OF              Dr. Maxwell Borow; Dieter
        THE BOARD OF DIRECTORS                  Heinemann; Ursula M. Dyck;
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON       Robert H. Bea; Dr. Frederick
           DECEMBER 1, 2010                     Perl; Michael F. Ryan, PhD and
                                                George A. Ziets.

      The  undersigned  hereby appoints
Robert J. Moravsik and Robert Y. Lee and
each of them, to represent the undersigned      INSTRUCTION: TO WITHHOLD
at the Annual Meeting of Shareholders of        AUTHORITY TO VOTE FOR ANY
Hydromer, Inc. to be held at Hydromer's         INDIVIDUAL NOMINEE, MARK "FOR
facility located at 35 Industrial               ALL EXCEPT" AND WRITE THAT
Parkway, Branchburg, New Jersey, on             NOMINEE'S NAME IN THE SPACE
and at any adjournment thereof, on all          PROVIDED BELOW
Wednesday, December 1, 2010 at 10:00 a.m.,
matters coming before such meeting.             For  AGAINST  ABSTAIN

                                             2. The ratification
                                                of the
                                                appointment
                                                of
                                                Rosenberg Rich
                                                Baker Berman &
                                                Company as
                                                Company's
                                                independent
                                                Accountants for
                                                fiscal 2010/2011.

                                             3. In their discretion, the proxies
                                                are authorized to vote upon such
                                                other business as may properly
                                                come before the meeting or any
                                                postpone-ment or adjournment
                                                thereof.

                                              THIS PROXY IS SOLICITED ON BEHALF
                                                OF THE BOARD OF DIRECTORS AND
                                              WILL BE VOTED IN ACCORDANCE WITH
                                               THE SPECIFICATIONS APPEARING ON
                                                THIS SIDE. IF A CHOICE IS NOT
                                              INDICATED WITH RESPECT TO ITEMS 1
                                             OR 2,THIS PROXY WILL BE VOTED "FOR"
                                               SUCH ITEM. THE PROXIES WILL USE
                                              THEIR DISCRETION WITH RESPECT TO
                                              ANY OTHER MATTER PROPERLY BROUGHT
                                             BEFORE THE MEETING OR POSTPONEMENT
                                             OR ADJOURNMENT THEREOF.  THIS PROXY
  Please be sure to sign and date            IS REVOCABLE AT ANY TIME BEFORE IT
    this Proxy in the box below.                        IS EXERCISED.


------------------------------------------
Stockholder  sign  above  - Co-holder           Receipt herewith of the
 (if any) sign above                         Company's Annual Report and notice
                                             of meeting and proxy statement
                                             dated September 24, 2010 is hereby
                                             acknowledged.